SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 23, 2005

Series 2005-1G WST Trust

Westpac Securitisation Management Pty Limited

Westpac Banking Corporation

(Exact Name of Issuing Entities, Depositor/Registrant and Sponsor as specified in their respective charters)

New South Wales

(State or Other Jurisdiction of Incorporation of Registrant)

333-32944-01	Not applicable
(Commission File Number)	(I.R.S. Employer Identification No.)

Level 20, 275 Kent Street, Sydney, NSW 2000, Australia	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

011 61 (2) 8253-1502

(Registrant’s Telephone Number, Including Area Code)

Former address: Level 25, 60 Martin Place, Sydney, NSW 2000, Australia

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY STATEMENT

Item 9.01 Financial Statements and Exhibits

This Form 8-K/A amends and restates the following information on the referenced Form 8-Ks as below.

AMENDMENTS

In the Form 8-K for the Coupon Period ending June 23, 2006, which was filed on June 27, 2006, the Initial Subordinated Percentage is changed from 3.30% to 1.3863% and the item “Average Quarterly Percentage 0.0000%” is replaced with “Quarterly Percentage 0.22610%”.

In the Form 8-K for the Coupon Period ending December 23, 2005, which was filed on January 6, 2006, the Initial Subordinated Percentage is changed from 3.30% to 1.3863% and the item “Average Quarterly Percentage 0.0000%” is replaced with “Quarterly Percentage 0.14546%”.

In the Form 8-K for the Coupon Period ending September 23, 2005, which was filed on September 28, 2005, the Initial Subordinated Percentage is changed from 3.30% to 1.3863% and the item “Average Quarterly Percentage 0.0000%” is replaced with “Quarterly Percentage 0.10512%”

In the Form 8-K for the Coupon Period ending June 23, 2005, which was filed on July 7, 2005, the Initial Subordinated Percentage is changed from 3.30% to 1.3863% and the item “Average Quarterly Percentage 0.0000%” is replaced with “Quarterly Percentage 0.11936%”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westpac Securitisation Management Pty Limited
(Registrant)

Dated: September 26, 2006	By:	/s/ Ramesh Raghuraman
	Name:	Ramesh Raghuraman
	Title:	Manager Securitisation